EXHIBIT 10.1

Material has been omitted pursuant to a request for
confidential treatment and filed separately with the SEC.

January 23, 2002

Coca-Cola Enterprises Inc.
P. O. Box 1778
Atlanta, Georgia 30301

Attn:    Mr. John R. Alm, President and Chief Operating Officer

Re:    1999-2008 Cold Drink Equipment Purchase Partnership Program ("Program")

Dear John:

This letter agreement ("Agreement") amends and restates in its entirety that certain letter agreement dated September 29, 2000, as amended and restated by letter agreements dated December 22, 1998, July 7, 1999, and June 21, 2000 (the "Prior Agreements") setting forth the proposal of The Coca-Cola Company ("TCCC") to Coca-Cola Enterprises Inc. and each of its subsidiaries holding Coca-Cola bottling contracts for the territories identified on Exhibit A hereto ("CCE") with respect to the above, which upon acceptance by CCE shall constitute our agreement and understanding regarding the Program for the purpose of superseding the Prior Agreements and all prior cold drink equipment programs between the parties ("Prior CCE Programs") identified on Exhibit B hereto, as well as all prior cold drink equipment programs covering Coca-Cola territories acquired by CCE since 1995 ("Acquired Programs") identified on Exhibit C hereto. This Program covers only the territories identified in Exhibit A hereto currently served by CCE in the United States as of the date of this Agreement. In the event that CCE acquires any other bottler, or acquires the bottling rights to any additional territory not identified in Exhibit A hereto, this Program shall not cover such territory and equipment purchased for placement in such territory shall not be eligible for funding hereunder absent an amendment to this Agreement reflecting TCCC's consent and adjustment of the Purchase Plan(s) set forth herein.

Confidentiality:

The terms and conditions of this Agreement are acknowledged by TCCC and CCE to be strictly confidential, and the parties agree not to share the contents hereof with any other party without the express written consent of the other party, except to the extent required by law.

Term:

Except as otherwise provided herein, the term of this Agreement is ten (10) years, beginning as of January 1, 1999, and ending December 31, 2008 ("Term"). If CCE is required to perform any obligations of the Program after the end of the ten-year Term, such obligations of CCE shall remain in effect beyond the ten-year Term.

Annual Plan:

• CCE agrees to commit to an annual development program ("Annual Plan") developed jointly with TCCC which includes: quarterly purchases and placement of new Venders and Manual Equipment; agreed upon minimum purchase schedules for Venders and Manual Equipment and a "Flavor Set Standard" during each of the ten years. CCE further agrees to commit to and adhere to, as part of the Annual Plan, local placement targets for the placement of Venders and Manual Equipment in specified local geographies within the territories identified in Exhibit A hereto. The Annual Plan will be developed at the beginning of each year, but may be modified as agreed by the parties based on market place developments during the course of the year, mutual assessment and agreement relative to the continuing availability of profitable placement opportunities and continuing participation in the annual CCE/CCNA market planning process.

Purchase Plan:

• CCE agrees to purchase and place 1,200,174 cumulative units of cold drink equipment over the ten (10) year period 1999-2008, as provided on Exhibit D (the "Purchase Plan"), in the CCE territories identified in Exhibit A hereto. The territory descriptions set forth in Exhibit A shall be controlling for purposes of this Program, regardless of any subsequent CCE division realignment, and placements made outside of the territories described in Exhibit A shall not qualify for TCCC Support Funding set forth below.

    In addition to the requirements for the purchase and placement of equipment set forth herein, CCE agrees that it will place all excess units of cold drink equipment held in inventory as of the date of this Agreement by no later than December 31, 2001.
• Failure to adhere to the minimum purchase requirements for either Venders or Manual Equipment specified above in any one year shall not be deemed to be a violation of this Agreement so long as (1) cumulative equipment purchases for that year meet the Purchase Plan minimums and (2) Vender purchases meet at least eighty percent (80%) of the minimum annual Vender Purchase Plan requirements for that year.

• CCE agrees that only TCCC-authorized Cold Drink Equipment approved for program coverage will be eligible under this Program.

• At least *** percent (***%) of all Venders purchased over the life of the program must be 20-oz. contour bottle venders, unless TCCC and CCE mutually agree otherwise based on market evaluation or other considerations.

***Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

• Incremental purchases in any category (Venders, Manual or Cumulative Equipment Purchases) may be used to offset shortfalls in any subsequent year in the event that CCE does not request funding for such incremental purchases in the year of purchase. Units on which funding for incremental purchases has been paid cannot be used to offset subsequent shortfalls unless and except to the extent that CCE refunds any incremental funding attributable to such incremental purchases within forty-five (45) days after the close of the calendar year in which CCE seeks to use such units to offset shortfalls.
• In the event CCE purchases and places TCCC-authorized glass front venders manufactured by The Maytag Company ("GFVs"), TCCC agrees that each GFV unit will be equivalent to 2 Vender units to be applied towards CCE's minimum Purchase Plan requirements under the Program.

TCCC Support Funding:

• For the period 1999-2001, TCCC will provide aggregate financial support to CCE of $509,648,226 ("Base Funding") based upon CCE's purchases of Venders and Manual Equipment which are placed in the CCE territories identified in Exhibit A hereto in accordance with the Purchase Plan set forth in Exhibit D to assist CCE in the construction of an infrastructure to support the increased rate of cold drink equipment placement. The Base Funding will be paid quarterly at the rates set forth in Exhibit E to CCE quarterly in arrears for any quarter in which both Vender and Cumulative Equipment purchases are in compliance with the Annual Plan on a cumulative basis and CCE is otherwise in compliance with this Agreement in all respects.

• In addition to the foregoing, in 1999, 2000, and 2001, TCCC will provide additional financial support to CCE based on excess purchases of Venders or Manual Equipment if cumulative combined purchases of Venders and Manual Equipment by CCE for placement in the CCE territories identified in Exhibit A hereto are in excess of the cumulative Purchase Plan and CCE is otherwise in compliance with the requirements of the Program ("Incremental Funding"). Such Incremental Funding shall be paid annually in arrears, unless the parties agree that such funding may be advanced based on purchases in excess of the Purchase Plan in any quarter, and shall be calculated in accordance with mutually agreed-to criteria.

Payment and Administration of TCCC Support Funding:

• In the event of any dispute over the number of units of equipment shipped to CCE during the calendar quarter, the disputing party may ask the appropriate manufacturer to provide information to TCCC concerning the number of units shipped. Upon receipt of any such revised information from a manufacturer, TCCC may request additional support information from CCE in the form of, among other items, invoices or shipping documents. With respect to any inaccuracies regarding the number of units shipped to CCE, TCCC shall make adjustments, if any, in the TCCC Support Funding based upon all the information provided to it in accordance with this subparagraph.

• If CCE fails to meet the minimum cumulative requirements of the Purchase Plan (cumulative purchases less equipment on which Incremental Funding was paid and is not refunded as set forth above) for any calendar year, TCCC and CCE will meet to mutually develop a reasonable solution/alternative based on market place developments, mutual assessment and agreement relative to the continuing availability of profitable placement opportunities and continuing participation in the CCE/CCNA market planning process. In the event that no mutually agreeable solution is developed and cumulative purchases by CCE through the first quarter of the following calendar year do not remedy any such shortfall (in addition to meeting the pro rata portion of the Purchase Plan requirement for that quarter), or in the event that CCE otherwise breaches any material obligation set forth in this Agreement and such breach is not remedied within ninety (90) days of notice of such breach, then this Agreement will terminate and CCE will pay to TCCC all TCCC Support Funding paid by TCCC for this Program to date (including both Base and Incremental Funding), as well as all TCCC Support Funding paid by TCCC to CCE in Prior CCE Programs identified on Exhibit B hereto, as well as all funding paid by TCCC pursuant to the terms and conditions of the Acquired Programs identified on Exhibit C hereto, plus interest at the rate of one percent (1%) per month from the date such TCCC Support Funding was paid, or such lesser amount as may be permitted by law; provided, however, that in the event this Program or the Prior CCE Programs or the Acquired Programs have been partially performed by CCE or its predecessors, such repayment obligation shall be reduced to such amount (if less) as TCCC shall reasonably determine will be adequate to deliver the financial returns that would have been received by TCCC had all equipment placement commitments in such programs been fully performed and throughputs reasonably anticipated by TCCC achieved; and provided further, that in the event at the time of such termination CCE has fully performed all of the obligations set forth in any Prior CCE Program or any Acquired Program, then no TCCC Support Funding paid under such Prior CCE Program or Acquired Program shall be included in determining CCE's repayment obligation hereunder. CCE and TCCC agree that any failure of performance by CCE under this section shall be excused to the extent, and during any period of time, that such failure is caused by an Act of God, fire, strikes, war, riot, insurrection, boycott, acts of public authorities, delays or defaults caused by public carriers, inability of manufacturers to produce or sell cold drink equipment or other cause, whether similar or dissimilar, beyond the reasonable control of CCE.

• All Equipment purchased pursuant to this Agreement must be placed in the year of purchase or on a timely basis within sixty (60) days following such purchase in order to qualify for TCCC Support Funding hereunder and to be considered for purposes of compliance with minimum Purchase Plan requirements; provided, however, that any equipment purchased pursuant to the Program which has not been placed as of the date of this Agreement shall be deemed to have been placed in a timely fashion so long as CCE complies with its commitment to place all excess units in equipment inventory as of such date by no later than December 31, 2001.

Additional Performance Criteria:

• CCE agrees to place and keep each unit of cold drink equipment acquired by CCE in connection with the Program in place at customer locations as specified in the Annual Plan(s), as well as any existing cold drink equipment currently on location, for a period of at least twelve (12) years from date of placement, unless such equipment is rendered inoperable and cannot be reasonably repaired as the result of mechanical or other similar difficulties, and unless such equipment is temporarily located in refurbishment centers or warehouses pending renewed placement in the ordinary course of business.

• During the Program Term, any cold drink equipment which is refurbished by CCE will be refurbished with the trademarks of TCCC, with the exception of presently existing contractually required refurbishments using other trademarks or mutually agreed upon special market conditions.

• CCE agrees that a minimum of ***% of CCE's total inventory of Venders and Manual Equipment will be identified only by the trademarks of TCCC.

***Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

• The parties acknowledge and agree that one of the primary objectives of this Agreement is to increase the total number of units of Venders and Manual Equipment on location in the CCE territories identified in Exhibit A hereto. Accordingly, CCE agrees to provide TCCC with annual reports certifying (1) the number of Venders and Manual units funded under this Agreement which were actually placed at customer locations in the CCE territories identified in Exhibit A hereto during the preceding year and (2) the total number of Venders and Manual units (including units in existing inventory and units not funded under this Agreement) actually on location at the conclusion of such year.
• CCE agrees not to sell any used or refurbished Vender with any remaining useful life to any third party during the Term of this Agreement without TCCC's express written consent, except for sales of such Venders to other licensed bottlers of Coca-Cola in the United States.

• CCE also agrees that it will establish, maintain and publish for its employees a "Flavor Set Standard" which contains the following minimum average requirements for all Venders and units of Manual Equipment owned by CCE, including the Program Equipment (unless such requirements are legally prohibited): (i) on average all slots except *** in Venders will dispense only products of TCCC and (ii) on average, *** percent (***) of the inventory in any units of Manual Equipment will be products of TCCC. The Flavor Set Standard will specify which of the products of TCCC will be sold in Fast Lane Merchandisers. It is understood by CCE and TCCC that the Flavor Set Standard will apply, on average, to all bottle or can equipment owned by CCE, whether acquired under the Program or otherwise. CCE and TCCC shall review the specific terms of the Flavor Set Standard on an annual basis. Following such review, TCCC shall confirm in writing the terms of the Flavor Set Standard for the applicable calendar year.

***Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

• To the extent that products other than those of TCCC ("Competitive Products") are dispensed in Venders or Manual Equipment purchased in connection with the TCCC Support Funding, CCE will make a Fair Share payment to TCCC. The Fair Share payment will be calculated and paid annually based on the availability of Competitive Products in cold drink equipment purchased by CCE under the Program in that year. Such payment shall be calculated in the following manner:

    1. As of December 31 of each year throughout the Term, CCE will provide TCCC with the weighted average of the number of units and the percentage of Competitive Products in equipment purchased in that year and funded by TCCC under this Program. Such percentage shall be provided during the certification process set forth above and, as set forth above, back-up and support for such calculation shall be provided to TCCC upon request.

    2. Such percentage shall then be multiplied by the total TCCC Support Funding due to CCE for such year to calculate the Fair Share payment.

    3. Provided that CCE has engaged in mutually agreed to activities designed to develop infrastructure necessary to support increased cold drink placement (e.g., hiring additional operating or managerial personnel, expansion of systems, purchase of service vehicles, etc.), TCCC agrees to reinvest the amount of such Fair Share payment to support such infrastructure activities. If such activities have not taken place, the Fair Share payment shall be deducted from any annual or fourth quarter TCCC Support Funding due to CCE. In the event such payment exceeds any amount then due and owing to CCE under the Program, the excess shall be paid to TCCC within ten (10) days of delivery to CCE of the calculation set forth above.

• CCE acknowledges and agrees that all of the TCCC Support Funding set forth herein is offered and will be paid by TCCC based on the expectation that CCE will remain in compliance with all of its bottling agreements pertaining to TCCC products. In the event that CCE materially breaches any of such bottling agreements during the Term, or attempts to terminate such agreements absent breach by TCCC as defined therein, TCCC shall have the right to treat such action as a breach of this Program, including the right to terminate this Program in all respects and to recover all sums set forth above.

Reporting Requirements:

• CCE acknowledges that TCCC is providing the TCCC Support Funding in order to generate incremental sales of TCCC products. For each of the twelve (12) years following the purchase of equipment under this or any prior Equipment Purchase Partnership program, CCE will certify annually, as of December 31, that for the prior twelve (12) months such equipment has generated on average a minimum volume of *** unit cases (288 ounce equivalents ) of TCCC products per week. In order to make this certification, CCE may rely solely on its current tracking systems to determine the average volume per unit of the equipment. In addition, CCE will utilize its current placement procedure to determine when equipment is not generating sufficient volume, and CCE will relocate any equipment that is not generating sufficient volume. Further, CCE will sample a representative sample of units each year to verify the appropriate volume levels. If there is an inconsistency between CCE's tracking results and the representative sample of units, CCE and TCCC will meet to discuss any such inconsistency.

• TCCC reserves the right to audit CCE records regarding the equipment supported under this Program.

***Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Other Terms:

• No equipment funded hereunder may be moved to a territory not identified in Exhibit A hereto absent TCCC's express written consent.

• No agreement will be effective to amend this Agreement unless such agreement is in writing and signed by the party to be charged thereby.

• This Agreement will be governed by the laws of the State of Georgia.

• This Program is not available in a state in which the terms described herein are prohibited.

• Except as stated above, as of January 1, 1999, this Agreement supersedes all similar prior agreements between the parties concerning the placement and funding of cold drink equipment, in the Coca-Cola bottling territories identified in Exhibit A hereto, including but not limited to the Prior CCE Programs identified on Exhibit B hereto and the Acquired Programs identified on Exhibit C hereto, as well as any and all claims by either party arising from such prior agreements, excepting only claims for recovery of any funding due and owing to CCE or its predecessors for performance prior to the effective date of this Agreement.

• Each party represents that the person whose signature appears below has the authority necessary to execute this Agreement on behalf of the party indicated.

• This Agreement is not intended to modify or amend the terms or provisions of any license or distribution agreements in effect between TCCC and CCE.
• This Agreement shall be executed simultaneously with (1) 1998-2008 Cold Drink Equipment Purchase Partnership Program between Coca-Cola Bottling Company and Coca-Cola Ltd. dated January 23, 2002; (2) The Cold Drink Equipment Purchase Partnership Program between Coca-Cola Export Corporation and Coca-Cola Enterprises Inc. dated January 23, 2002.

If this accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

Sincerely,

THE COCA-COLA COMPANY
Coca-Cola North America Division

By:  S/ J. ALEXANDER M. DOUGLAS, JR.
J. Alexander M. Douglas, Jr.
President and Chief Operating Officer
North American Division

Accepted and Agreed to by

COCA-COLA ENTERPRISES INC.

By:  JOHN R. ALM
 President and Chief Operating Officer

Exhibit A

(CCE Territories)

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***Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Exhibit B

Prior CCE Programs

1.  Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1994;

2.  CCE Jumpstart Fair Share Agreement dated effective January 1, 1994;

3.  1996-2000 Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1996;

4.  Amendment to 1996-2000 Cold Drink Equipment Purchase Partnership Program to reflect the acquisition by CCE of the geography formerly served by the Biedenharn ownership group dated effective January 1, 1996;

5  1997-2001 "Dallas Project" Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1997;

6.  First Amendment to 1997-2001 "Dallas Project" Cold Drink Equipment Purchase Partnership Program to incorporate Tier Three ("Gulfstream") Divisions dated effective January 1, 1998; and

7.  Second Amendment to 1997-2001 "Dallas Project" Cold Drink Equipment Purchase Partnership Program to incorporate the geographies served by KONY and Hoffman ownerships dated effective January 1, 1998.

Exhibit C

Acquired Programs

1.  Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1995 between The Coca-Cola Company and Coca-Cola Bottling Company West, Inc. and as amended by letter agreement dated July 25, 1995.

2.  Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1994 between The Coca-Cola Company and The Coca-Cola Bottling Company of New York, Inc. and/or its subsidiaries and Amendment to Cold Drink Equipment Purchase Partnership Program dated February 10, 1997.

3.  Cold Drink Equipment Purchase Partnership Program dated December 8, 1995 (effective January 1, 1996) between The Coca-Cola Company and Southwest Coca-Cola Bottling Company, Inc., Coca-Cola Bottling Company of the Southwest, Alva Coca-Cola Bottling Company, Inc., and Woodward Coca-Cola Bottling Company, and as amended by letter agreement dated December 8, 1995.

4.  Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1994 between The Coca-Cola Company and Cameron Coca-Cola Bottling Company, Inc.

5.  Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1997 between The Coca-Cola Company and Sulphur Springs Coca-Cola Bottling Company.

Exhibit D

Purchase Plan

	Annual Venders	Annual Manual	Annual Total	Cumulative
1999	***	***	***	***
2000	***	***	***	***
2001	***	***	***	***
2002	***	***	***	***
2003	***	***	***	***
2004	***	***	***	***
2005	***	***	***	***
2006	***	***	***	***
2007	***	***	***	***
2008	***	***	***	1,200,174

***    Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Exhibit E

Base Funding

Base Funding shall be paid in 1999 at the rate of $44,641,079 per quarter. Base Funding shall be paid in 2000 at the rate of $31,000,000 in the first quarter of 2000; $30,783,910 in the second quarter of 2000; $61,000,000 in the third quarter of 2000; and $51,000,000 in the fourth quarter of 2000. Base Funding shall be paid in 2001 at the rate of $39,325,000 per quarter.